JULY 22, 2021
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD HEALTHCARE HLS FUND SUMMARY PROSPECTUS
DATED APRIL 30, 2021
HARTFORD HLS FUNDS PROSPECTUS
DATED APRIL 30, 2021
This Supplement contains new and additional information regarding Hartford Healthcare HLS Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Robert L. Deresiewicz announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2022, he will no longer serve as a portfolio manager to Hartford Healthcare HLS Fund (the “Fund”). Effective immediately, Wen Shi, CFA will be added as a portfolio manager to the Fund. Accordingly, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus effective immediately:
(1) Under the heading “Management” in the above referenced Summary Prospectus and the heading “Hartford Healthcare HLS Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Ann C. Gallo	Senior Managing Director and Global Industry Analyst	2000
Robert L. Deresiewicz*	Senior Managing Director and Global Industry Analyst	2000
Rebecca D. Sykes, CFA	Senior Managing Director and Global Industry Analyst	2007
Wen Shi, CFA	Managing Director and Global Industry Analyst	2015
*
Robert L. Deresiewicz announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2022, Dr. Deresiewicz will no longer serve as a portfolio manager to the Fund. Dr. Deresiewicz’s portfolio management responsibilities will transition to Dr. Shi in the months leading up to his departure.
(2) Under the heading “The Investment Manager and Sub-Adviser –  Portfolio Managers –  Healthcare HLS Fund” in the above referenced Statutory Prospectus, the portfolio manager information is deleted in its entirety and replaced with the following:
Ann C. Gallo, Senior Managing Director and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since its inception in 2000 focused primarily on the healthcare services sector. Ms. Gallo joined Wellington Management as an investment professional in 1998.
Robert L. Deresiewicz, Senior Managing Director and Global Industry Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2004 and has been involved in securities analysis for the Fund since 2000 focused primarily on the biotechnology sector. Dr. Deresiewicz joined Wellington Management as an investment professional in 2000. Effective June 30, 2022, Dr. Deresiewicz will no longer serve as a portfolio manager to the Fund.
Rebecca D. Sykes, CFA, Senior Managing Director and Global Industry Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2020 and has been involved in securities analysis for the Fund since 2007. Ms. Sykes joined Wellington Management in 2007 and has been an investment professional since 2005.
Wen Shi, CFA, Managing Director and Global Industry Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2021 and has been involved in securities analysis for the Fund since 2015. Dr. Shi joined Wellington Management as an investment professional in 2015.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7580
July 2021